================================================================================


                               ------------------
                               SEMI-ANNUAL REPORT
                               ------------------
                                  June 30, 1999
                               ------------------


                                   Value Line
                                Leveraged Growth
                                 Investors, Inc.



                                     [LOGO]
                               ------------------
                                   VALUE LINE
                                     No-Load
                                     Mutual
                                      Funds

Value Line Leveraged Growth Investors, Inc.


                                                     To Our Value Line Leveraged
--------------------------------------------------------------------------------

To Our Shareholders:

In general, the first half of 1999 presented a good environment for growth equity investing, and the performance of Leveraged Growth Investors reflects that positive backdrop. The early months of the year saw a continuation of a powerful rally that started the previous October. And though a difficult period for growth stocks arose during the springtime (described more fully below), during the last few weeks of June performance again picked up materially. The actual returns for the six- and twelve-month periods that ended on June 30, 1999, compared to the unmanaged benchmark S&P 500 Composite Index, are as follows:

                                                       Leveraged
                                                        Growth
                                                       Investors         S&P 500
                                                       ---------         -------
First half ...................................           12.97%           12.38%
Trailing twelve months .......................           28.31%           22.75%

A number of events between late April and mid-June combined to divert the market's attention from the growth-oriented stocks that are our focus. Oil prices, which had been depressed for over a year, began to rise as expanding demand and production constraints fell into place. The expanding demand reflects the reemergence of several overseas markets, which had endured a series of financial crises beginning in 1997 and had played a major role in U.S. equity corrections in 1997 and 1998. These developments, along with fears of tight domestic labor markets and the possibility of other industrial commodity prices rising, sparked concerns that inflation might again be heating up. The bond market reacted negatively and long-term interest rates jumped from the mid-5% range to over 6%.

Amid  all  of  this   activity,   the   equity   market   changed   its   focus.
Small-capitalization  stocks,  which  had  been  dormant  for  years,  began  to outperform large-cap issues. Stocks of cyclical or commodity-based companies began to outperform growth stocks. And with the increasing health of emerging-market economies, investors funneled funds into those markets at the expense of U.S. issues. The bottom line is that funds devoted to domestic large-cap growth, including Leveraged Growth Investors, swooned for the better part of two months.

The catch phrase during May and June was "cyclical rotation," which assumed that the stocks that had been leaders for years were about to be bumped by the newly beloved cyclical and commodity sector. Though it's too soon to rule out that hypothesis completely, we believe that the recent market action represents a broadening of the market beyond an exclusively growth orientation rather than a rotation of the market away from a growth focus. Overall, we believe growth investing, as defined by The Value Line Timeliness Ranking System, will provide superior returns in general.

As the final months of the millennium unfold, our outlook for equity investing is as bright as ever. As always, we appreciate your confidence in Value Line.

                                          Sincerely,

                                          /s/ Jean Bernhard Buttner

                                          Jean Bernhard Buttner
                                          Chairman and President


August 6, 1999


--------------------------------------------------------------------------------
2

                                      Value Line Leverage Growth Investors, Inc.


Growth Investors Shareholders
--------------------------------------------------------------------------------

Economic Observations

The economy is now starting to turn in more of a mixed performance. Evidence of this uneven pattern began to emerge in the second quarter, when GDP growth slowed to a 2.3% rate. More recently, we've seen a moderation in the rate of manufacturing activity and some selective weakening in retail sales. On the other hand, housing is still quite strong and the level of employment continues to increase at a healthy pace. Overall, this less even growth trend does not imply that the long-running expansion is about to falter. But it does suggest that growth is likely to hold nearer to the recent 2%-3% level over the next several quarters than to the earlier, and more frenetic, 4%-5% pace.

Inflationary pressures, meanwhile, are starting to build. Here, as well, we aren't forecasting a dramatic change in trend. Nevertheless, the sharp runup in oil prices in recent months, the recent escalation in wage costs, and the runup in mortgage rates all indicate that the cost of living is increasing. A gradual uptrend in pricing now seems likely over the next several quarters. The Federal Reserve, taking note of these rising cost pressures is likely to maintain a somewhat more restrictive monetary stance in the months ahead.

*Performance Data:

                                                                     Growth of
                                                       Average      an Assumed
                                                       Annual      Investment of
                                                    Total Return      $10,000
                                                    ------------   -------------
 1 year ended 6/30/99 .......................          28.31%         $12,831
 5 years ended 6/30/99 ......................          28.64%         $35,234
10 years ended 6/30/99 ......................          19.41%         $58,917

* The performance data quoted represent past performance and are no guarantee of future performance. The average annual total returns and growth of an assumed investment of $10,000 include dividends reinvested and capital gains distributions accepted in shares. The investment return and principal value of an investment will fluctuate so that an investment, when redeemed, may be worth more or less than its original cost.


--------------------------------------------------------------------------------
                                                                               3

Value Line Leveraged Growth Investors, Inc.


Portfolio Highlights at June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

Ten Largest Holdings
                                                                                  Value        Percentage
Issue                                                             Shares     (in thousands)   of Net Assets
-------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc. ..........................................    400,000        $25,800          3.8%
America Online, Inc. .........................................    200,000         22,100          3.2
EMC Corp. ....................................................    400,000         22,000          3.2
American International Group, Inc. ...........................    180,000         21,071          3.1
Gap, Inc. ....................................................    405,000         20,402          3.0
Dell Computer Corp. ..........................................    500,000         18,500          2.7
Microsoft Corp. ..............................................    200,000         18,037          2.6
Harley-Davidson, Inc. ........................................    320,000         17,400          2.6
Intel Corp. ..................................................    280,000         16,660          2.4
Omnicom Group, Inc. ..........................................    200,000         16,000          2.3

Five Largest Industry Categories
                                                                   Value       Percentage
Industry                                                      (in thousands)  of Net Assets
-------------------------------------------------------------------------------------------------------------------
Computer & Peripherals .......................................    $77,932         11.4%
Retail-Special Lines .........................................     47,038          6.9
Drug .........................................................     45,469          6.7
Telecommunications Equipment .................................     40,689          6.0
Computer Software & Services .................................     40,254          5.9

Five Largest Security Purchases*
                                                                   Cost
Issue                                                         (in thousands)
-------------------------------------------------------------------------------------------------------------------
Mandalay Resort Group ........................................     $6,763
Safeway Inc. .................................................      6,448
AT & T Corp. .................................................      6,409
General Motors Corp. .........................................      5,937
Best Buy Co., Inc. ...........................................      5,691

Five Largest Security Sales*
                                                                 Proceeds
Issue                                                         (in thousands)
-------------------------------------------------------------------------------------------------------------------
American International Group, Inc. ...........................    $18,247
EMC Corp. ....................................................     10,152
Dollar General Corp. .........................................      8,365
MGIC Investment Corp. ........................................      5,891
Eastman Kodak Co. ............................................      5,252

*    For the six month period ended 06/30/99


--------------------------------------------------------------------------------
4

                                     Value Line Leveraged Growth Investors, Inc.


Schedule of Investments                                June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------

COMMON STOCKS (95.3%)
--------------------------------------------------------------------------------

                ADVERTISING (2.3%)
     200,000    Omnicom Group, Inc. ...........................    $ 16,000

                AEROSPACE/
                  DEFENSE (0.8%)
      80,000    Gulfstream Aerospace Corp.*....................       5,405

                AIR TRANSPORT (0.5%)
      60,000    Delta Air Lines, Inc. .........................       3,457

                ALTERNATE
                  ENERGY (0.9%)
     100,000    AES Corp.*.....................................       5,813

                AUTO & TRUCK (0.7%)
      70,000    General Motors Corp. ..........................       4,620

                BANK (2.4%)
      40,000    Chase Manhattan Corp. .........................       3,465
      80,000    State Street Corp..............................       6,830
     100,000    Zions Bancorporation...........................       6,350
                                                                   --------
                                                                     16,645

                BANK--MIDWEST (2.2%)
     225,000    Fifth Third Bancorp............................      14,977

                COMPUTER &
                  PERIPHERALS (11.4%)
     400,000    Cisco Systems, Inc.*...........................      25,800
     500,000    Dell Computer Corp.*...........................      18,500
     400,000    EMC Corp.*.....................................      22,000
      90,000    International Business
                    Machines Corp. ............................      11,632
                                                                   --------
                                                                     77,932

                COMPUTER SOFTWARE
                  & SERVICES (5.9%)
     200,000    Ceridian Corp.*................................       6,538
     189,000    Computer Associates
                    International, Inc. .......................      10,395
     168,750    Fiserv, Inc.*..................................       5,284
     200,000    Microsoft Corp.*...............................      18,037
                                                                   --------
                                                                     40,254

                DIVERSIFIED
                  COMPANIES (3.0%)
      80,000    AlliedSignal Inc. .............................       5,040
     100,000    Tyco International, Ltd. ......................       9,475
      80,000    United Technologies Corp. .....................       5,735
                                                                   --------
                                                                     20,250

                DRUG (6.7%)
      60,000    Amgen Inc.*....................................       3,652
      70,000    Biogen, Inc.*..................................       4,502
      60,000    Genzyme Corp.--
                    General Division*..........................       2,910
      45,000    Lilly (Eli) & Co. .............................       3,223
     100,000    Merck & Co., Inc. .............................       7,400
      72,000    Pfizer, Inc. ..................................       7,902
     250,000    Schering-Plough Corp. .........................      13,250
      75,000    Watson Pharmaceuticals,
                    Inc.*......................................       2,630
                                                                   --------
                                                                     45,469

                ELECTRICAL
                  EQUIPMENT (1.7%)
     100,000    General Electric Co. ..........................      11,300

                ENTERTAINMENT (1.5%)
     150,000    Clear Channel
                    Communications, Inc.*......................      10,341

                FINANCIAL
                  SERVICES (3.0%)
      30,000    American Express Co. ..........................       3,904
     262,500    Citigroup Inc. ................................      12,469
      80,000    FINOVA Group, Inc. (The).......................       4,210
                                                                   --------
                                                                     20,583


--------------------------------------------------------------------------------
                                                                               5

Value Line Leveraged Growth Investors, Inc.

Schedule of Investments
--------------------------------------------------------------------------------

                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------
                FOREIGN
                  TELECOMMUNICATIONS
                  (1.4%)
      50,000    Vodafone AirTouch
                    PLC (ADR)..................................    $  9,850

                GROCERY (1.0%)
     140,000    Safeway Inc.*..................................       6,930

                HOMEBUILDING (1.0%)
     175,000    Centex Corp. ..................................       6,573

                HOTEL/GAMING (0.8%)
     265,000    Mandalay Resort Group* ........................       5,598

                HOUSEHOLD
                  PRODUCTS (2.0%)
      45,000    Clorox Company (The)...........................       4,806
      90,000    Dial Corp. (The)...............................       3,347
      60,000    Procter & Gamble Co. ..........................       5,355
                                                                   --------
                                                                     13,508

                INSURANCE--
                  DIVERSIFIED (3.1%)
     180,000    American International
                    Group, Inc. ...............................      21,071

                INTERNET (3.2%)
     200,000    America Online, Inc.*..........................      22,100

                MACHINERY (0.7%)
      75,000    Ingersoll-Rand Co. ............................       4,847

                MEDICAL SUPPLIES
                  (4.6%)
      60,000    Cardinal Health, Inc. .........................       3,848
      10,740    Genzyme Corp.--Surgical
                    Products Divison*..........................          47
     100,000    Guidant Corp.*.................................       5,144
     100,000    Johnson & Johnson..............................       9,800
     160,000    Medtronic, Inc. ...............................      12,460
                                                                   --------
                                                                     31,299

                OFFICE EQUIPMENT &
                  SUPPLIES (1.9%)
     417,655    Staples, Inc.*.................................      12,921

                OILFIELD SERVICES/
                  EQUIPMENT (0.5%)
     120,000    Transocean Offshore, Inc. .....................       3,150

                RECREATION (3.7%)
     150,000    Electronic Arts Inc.*..........................       8,137
     320,000    Harley-Davidson, Inc. .........................      17,400
                                                                   --------
                                                                     25,537

                RETAIL BUILDING
                  SUPPLY (3.5%)
     240,000    Home Depot, Inc. (The).........................      15,465
     150,000    Lowe's Companies, Inc. ........................       8,503
                                                                   --------
                                                                     23,968

                RETAIL--
                  SPECIAL LINES (6.9%)
     150,000    Bed Bath & Beyond Inc.*........................       5,775
     120,000    Best Buy Co., Inc.*............................       8,100
     405,000    Gap, Inc. .....................................      20,402
     140,000    Tandy Corp. ...................................       6,843
     170,000    Williams-Sonoma, Inc.*.........................       5,918
                                                                   --------
                                                                     47,038

                RETAIL STORE (4.1%)
      65,000    Costco Companies, Inc.*........................       5,204
     100,000    Dayton Hudson Corp. ...........................       6,500
     140,000    Kohl's Corp.*..................................      10,806
     110,000    Wal-Mart Stores, Inc. .........................       5,308
                                                                   --------
                                                                     27,818

                SECURITIES
                  BROKERAGE (1.9%)
     120,000    Schwab (Charles) Corp. ........................      13,185


--------------------------------------------------------------------------------
6

                                     Value Line Leveraged Growth Investors, Inc.


                                                       June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                                       Value
    Shares                                                        (in thousands)
--------------------------------------------------------------------------------
                SEMICONDUCTOR (2.4%)
     280,000    Intel Corp. ...................................    $ 16,660

                TELECOMMUNICATIONS EQUIPMENT (6.0%)
     200,000    ADC Telecommunications,
                    Inc.*......................................       9,112
     200,000    Loral Space &
                    Communications Ltd*........................       3,600
     140,000    Lucent Technologies Inc. ......................       9,441
      35,000    QUALCOMM Inc.*.................................       5,023
     200,000    Tellabs, Inc.*.................................      13,513
                                                                   --------
                                                                     40,689

                TELECOMMUNICATION
                  SERVICES (1.8%)
     120,000    AT&T Corp. ....................................       6,698
      65,000    MCI WorldCom, Inc.*............................       5,594
                                                                   --------
                                                                     12,292

                THRIFT (1.3%)
      80,000    Federal Home Loan
                    Mortgage Corp. ............................       4,640
      60,000    Federal National Mortgage
                    Association................................       4,102
                                                                   --------
                                                                      8,742

                TRUCKING/
                  TRANSPORTATION
                  LEASING (0.5%)
      80,000    CNF Transportation Inc. .......................       3,070
                                                                   --------

                TOTAL COMMON STOCKS
                    AND TOTAL
                    INVESTMENT
                    SECURITIES (95.3%)
                    (Cost $272,307,000) .......................     649,892
                                                                   --------

                                                                    Value
    Principal                                                   (in thousands)
     Amounts                                                      except per
  (in thousands)                                                 share amount)
--------------------------------------------------------------------------------

REPURCHASE AGREEMENTS (4.1%)
(including accrued interest)
     $26,900    Collateralized by $26,835,000
                    U.S. Treasury Inflation
                    Indexed Notes 33/8%,
                    due 1/15/07 with a value of
                    $27,453,000 (with State
                    Street Bank & Trust Company
                    4.70%, dated 6/30/99, due
                    7/1/99, delivery value
                    $26,903,512)...............................    $ 26,904
         900    Collateralized by $905,000
                    U.S. Treasury Notes 61/2%,
                    due 5/31/01 with a value of
                    $928,000 (with State Street
                    Bank & Trust Company
                    4.00%, dated 6/30/99,
                    due 7/1/99, delivery
                    value $900,000)............................         900
                                                                   --------

                TOTAL REPURCHASE
                AGREEMENTS
                (Cost $27,804,000) ............................      27,804
                                                                   --------

CASH AND RECEIVABLES LESS
  LIABILITIES (0.6%) ..........................................       4,424
                                                                   --------

NET ASSETS (100.0%) ...........................................    $682,120
                                                                   ========

NET ASSET VALUE, OFFERING
  AND REDEMPTION PRICE PER
  OUTSTANDING SHARE
  ($682,120,222 / 12,471,050 shares of
  capital stock outstanding) ..................................     $ 54.70
                                                                   ========

*    Non-income producing


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               7

Value Line Leveraged Growth Investors, Inc.

Statement of Assets
and Liabilities at June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

                                                                     Dollars
                                                                 (in thousands
                                                                except per share
                                                                     amount)
                                                                ----------------
Assets:
Investment securities, at value
  (Cost--$272,307) .........................................       $ 649,892
Repurchase agreement
  (Cost--$27,804) ..........................................          27,804
Cash .......................................................              25
Receivable for capital shares sold .........................           2,910
Receivable for securities sold .............................           2,707
Dividends receivable .......................................             273
Prepaid insurance expense ..................................              15
                                                                   ---------
      Total Assets .........................................         683,626
                                                                   ---------
Liabilities:
Payable for capital shares repurchased .....................           1,048
Accrued expenses:
  Advisory fee .............................................             391
  Other ....................................................              67
                                                                   ---------
      Total Liabilities ....................................           1,506
                                                                   ---------
Net Assets .................................................       $ 682,120
                                                                   =========

Net Assets consist of:
Capital stock, at $1.00 par value
  (authorized 50,000,000,
  outstanding 12,471,050 shares) ...........................       $  12,471
Additional paid-in capital .................................         224,878
Accumulated net investment loss ............................            (875)
Undistributed net realized gain
  on investments ...........................................          68,061
Net unrealized appreciation
  of investments ...........................................         377,585
                                                                   ---------
Net Assets .................................................       $ 682,120
                                                                   =========

Net Asset Value, Offering and
  Redemption Price per
  Outstanding Share
  ($682,120,222 / 12,471,050
  shares outstanding) ......................................       $   54.70
                                                                   =========


Statement of Operations
for the six months ended June 30, 1999 (unaudited)
--------------------------------------------------------------------------------
                                                                      Dollars
                                                                  (in thousands)
                                                                  --------------
Investment Income:
Dividends .................................................          $  1,370
Interest ..................................................               376
                                                                     --------
      Total Income ........................................             1,746
                                                                     --------
Expenses:
Advisory fee ..............................................             2,375
Transfer agent fees .......................................                83
Custodian fees ............................................                29
Printing ..................................................                25
Registration and filing fees ..............................                20
Postage ...................................................                19
Auditing and legal fees ...................................                18
Commitment fee ............................................                18
Telephone .................................................                17
Directors' fees and expenses ..............................                 8
Insurance, dues and other .................................                 6
Interest expense ..........................................                 5
                                                                     --------
      Total Expenses Before
        Custody Credits ...................................             2,623
      Less: Custody Credits ...............................                (2)
                                                                     --------
      Net Expenses ........................................             2,621
                                                                     --------
Net Investment Loss .......................................              (875)
                                                                     --------
Net Realized and Unrealized Gain
  on Investments:
  Net Realized Gain .......................................            42,282
  Change in Net Unrealized
    Appreciation ..........................................            35,712
                                                                     --------
Net Realized Gain and Change in
  Net Unrealized Appreciation
  on Investments ..........................................            77,994
                                                                     --------
Net Increase in Net Assets
  from Operations .........................................          $ 77,119
                                                                     ========


See Notes to Financial Statements.


--------------------------------------------------------------------------------
8

                                     Value Line Leveraged Growth Investors, Inc.


Statement of Changes in Net Assets
for the six months ended June 30, 1999 (unaudited) and for the year ended December 31, 1998
------------------------------------------------------------------------------------------------------------

                                                                           Six Months
                                                                             Ended
                                                                         June 30, 1999            Year Ended
                                                                          (unaudited)                1998
                                                                         -----------------------------------
                                                                                 (Dollars in thousands)
Operations:
  Net investment loss ................................................     $    (875)             $  (1,061)
  Net realized gain on investments ...................................        42,282                 38,523
  Change in net unrealized appreciation ..............................        35,712                133,597
                                                                           --------------------------------
  Net increase in net assets from operations .........................        77,119                171,059
                                                                           --------------------------------

Distributions to Shareholders:
  Net investment income ..............................................          --                     --
  Net realized gain from investment transactions .....................          --                  (14,660)
                                                                           --------------------------------
  Total distributions ................................................          --                  (14,660)
                                                                           --------------------------------

Capital Share Transactions:
  Proceeds from sale of shares .......................................       374,676                411,246
  Proceeds from reinvestment of distributions to shareholders ........          --                   13,826
  Cost of shares repurchased .........................................      (378,173)              (405,788)
                                                                           --------------------------------
  Net (decrease) increase from capital share transactions ............        (3,497)                19,284
                                                                           --------------------------------

Total Increase .......................................................        73,622                175,683

Net Assets:
  Beginning of period ................................................       608,498                432,815
                                                                           --------------------------------
  End of period ......................................................     $ 682,120              $ 608,498
                                                                           ================================

Accumulated net investment (loss) income, at end of period ...........     $    (875)             $    --
                                                                           ================================


See Notes to Financial Statements.


--------------------------------------------------------------------------------
                                                                               9

Value Line Leveraged Growth Investors, Inc.


Notes to Financial Statements
--------------------------------------------------------------------------------

1.   Significant Accounting Policies

Value Line Leveraged Growth Investors, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company whose sole investment objective is to realize capital growth. The Fund may employ "leverage" by borrowing money and using it for the purchase of additional securities. Borrowing for investment increases both investment opportunity and investment risk.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

(A) Security Valuation. Securities listed on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the closing sales price on the date as of which the net asset value is being determined. In the absence of closing sales prices for such securities and for securities traded in the over-the-counter market, the security is valued at the midpoint between the latest available and representative asked and bid prices. Securities for which market quotations are not readily available or which are not readily marketable and all other assets of the Fund are valued at fair value as the Board of Directors may determine in good faith. Short-term instruments with maturities of 60 days or less, at the date of purchase, are valued at amortized cost which approximates market value.

(B) Repurchase Agreements. In connection with transactions in repurchase agreements, the Fund's custodian takes possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization, and/or retention of the collateral or proceeds may be subject to legal proceedings.

(C) Federal Income Taxes. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax or excise tax provision is required.

(D) Security Transactions and Distributions. Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned. Realized gains and losses on sales of securities are calculated for financial accounting and federal income tax purposes on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

(E) Amortization. Discounts on debt securities are amortized to interest income over the life of the security with a corresponding increase to the security's cost basis; premiums on debt securities are not amortized.


--------------------------------------------------------------------------------
10

                                     Value Line Leveraged Growth Investors, Inc.


                                                       June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

2.   Capital Share Transactions, Dividends and Distributions to Shareholders

Transactions in capital stock were as follows (in thousands except per share amounts):

                                                   Six Months
                                                     Ended
                                                    June 30,         Year Ended
                                                      1999          December 31,
                                                  (unaudited)          1998
                                                  ------------------------------
Shares sold ...................................       7,254           10,027
Shares issued to shareholders
  in reinvestment of dividends
  and distributions ...........................         --               298
                                                      ----------------------
                                                      7,254           10,325
Shares repurchased ............................       7,351            9,921
                                                      ----------------------
Net (decrease) increase .......................         (97)             404
                                                      ======================
Distributions per share from ..................
  net realized gains ..........................       $ --           $ 1.206
                                                      ======================

3.   Purchases and Sales of Securities

Purchases and sales of investment securities, excluding short-term securities, were as follows:

                                                           Six Months Ended
                                                             June 30, 1999
                                                              (unaudited)
                                                           --------------
                                                            (in thousands)
Purchases:
Investment Securities ......................................  $ 78,274
                                                              ========
Sales:
Investment Securities ......................................  $105,496
                                                              ========

At June 30, 1999, the aggregate cost of investments securities and repurchase agreements for federal income tax purposes, was $301,257,000. The aggregate appreciation and depreciation of investments at June 30, 1999, based on a comparison of investment values and their costs for federal income tax purposes was $379,006,000 and $2,567,000, respectively, resulting in a net appreciation of $376,439,000.

4.   Investment  Advisory  Contract,  Management  Fees,  and  Transactions  With
     Affiliates

An advisory fee of $2,375,000 was paid or payable to Value Line, Inc. (the Adviser), the Fund's investment adviser, for the six months ended June 30, 1999. This was computed at the rate of 3/4 of 1% of average daily net assets for the period and paid monthly. The Adviser provides research, investment programs and supervision of the investment portfolio and pays costs of administrative services, office space, equipment and compensation of administrative, bookkeeping and clerical personnel necessary for managing the affairs of the Fund. The Adviser also provides persons, satisfactory to the Fund's Board of Directors, to act as officers and employees of the Fund and pays their salaries and wages. The Fund bears all other costs and expenses.

Certain officers and directors of the Adviser and its wholly owned subsidiary, Value Line Securities, Inc. (the Fund's distributor and a registered broker/dealer), are also officers and a director of the Fund. During the six months ended June 30, 1999, the Fund paid brokerage commissions totalling $98,234 to the distributor, which clears its transactions through unaffiliated brokers.

The Adviser and/or affiliated companies and the Value Line, Inc. Profit Sharing and Savings Plan, owned 963,307 shares of the Fund's capital stock, representing 7.7% of the outstanding shares at June 30, 1999.


--------------------------------------------------------------------------------
                                                                              11

Value Line Leveraged Growth Investors, Inc.


Notes to Financial Statements                          June 30, 1999 (unaudited)
--------------------------------------------------------------------------------

5.   Borrowing Arrangement

The Fund has a line of credit agreement with State Street Bank and Trust (SSBT), in the amount of $37,500,000. The terms of the agreement are as follows: The first $12.5 million is available on a committed basis which at the Fund's option may be either at the Bank's prime rate or at the Federal Funds Rate plus 1%, whichever is less, and will be subject to a commitment fee of 1/4 of 1% on the unused portion thereof; amounts in excess of $12.5 million are made available on an unsecured basis at the same interest rate options stated above.

The Fund had no borrowings outstanding at June 30, 1999. The weighted average amount of bank loans outstanding for the six months ended June 30, 1999, amounted to approximately $153,000 at a weighted average interest rate of 5.8%. For the six months ended June 30, 1999, interest expense of approximately $5,000 and commitment fees of approximately $18,000 relating to borrowings under the agreement were paid or payable to SSBT.


--------------------------------------------------------------------------------
12

                                     Value Line Leveraged Growth Investors, Inc.


Financial Highlights
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                                   Six Months Ended                        Years Ended December 31,
                                    June 30, 1999      ---------------------------------------------------------------------
                                     (unaudited)         1998             1997           1996            1995        1994
                                   -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .............   $  48.42         $  35.58        $  31.51        $  28.50        $  23.18     $  24.67
                                      --------------------------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment (loss) income ....       (.07)            (.08)           (.06)           (.01)            .09          .12
  Net gains or losses on securities
    (both realized and unrealized)        6.35            14.13            7.37            6.40            8.48        (1.05)
                                      --------------------------------------------------------------------------------------
  Total from investment operations        6.28            14.05            7.31            6.39            8.57         (.93)
                                      --------------------------------------------------------------------------------------
Less distributions:
  Dividends from net
    investment income .............       --               --              --                 #            (.09)        (.12)
  Distributions from capital gains        --              (1.21)          (3.24)          (3.38)          (3.16)        (.31)
  Distributions in excess of
    capital gains .................       --               --              --              --              --           (.13)
                                      --------------------------------------------------------------------------------------
      Total distributions .........       --              (1.21)          (3.24)          (3.38)          (3.25)        (.56)
                                      --------------------------------------------------------------------------------------
Net asset value, end of period ....   $  54.70         $  48.42        $  35.58        $  31.51        $  28.50     $  23.18
                                      ======================================================================================
Total return ......................      12.97%+          39.63%          23.79%          22.31%          37.06%      -3.71%
                                      ======================================================================================

Ratios/Supplemental Data:
Net assets, end of period
  (in thousands) ..................   $682,120         $608,498        $432,815        $371,060        $337,280     $264,803
Ratio of expenses to average
  net assets (including
  interest expense) ...............        .82%*(1)         .87%(1)         .86%(1)         .88%(1)         .88%         .89%
Ratio of expenses to average
  net assets (excluding
  interest expense) ...............        .82%*(1)         .84%(1)         .86%(1)         .87%(1)        --           --
Ratio of net investment (loss)
  income to average net assets ....       (.28)%*          (.22)%         (0.17)%          (.02)%           .31%         .49%
Portfolio turnover rate ...........         13%+             54%             37%             34%             54%          49%


#    Dividend paid was less than one cent.
(1)  Before offset for custody credits.
+    Not annualized
*    Annualized.


See Notes to Financial Statements


--------------------------------------------------------------------------------
                                                                              13

Value Line Leveraged Growth Investors, Inc.


                          Other Information (unaudited)
--------------------------------------------------------------------------------

Year 2000. Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to the computer systems that it uses and to obtain satisfactory asssurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.

The Year 2000 Problem is expected to impact corporations, which may include issuers of portfolio securities held by the Fund, to varying degrees based upon various factors, including, but not limited to, the corporation's industry sector and degree of technological sophistication. The Fund is unable to predict what impact, if any, the Year 2000 Problem will have on issuers of the portfolio securities held by the Fund.


--------------------------------------------------------------------------------
14

                                     Value Line Leveraged Growth Investors, Inc.


--------------------------------------------------------------------------------





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--------------------------------------------------------------------------------
                                                                              15

Value Line Leveraged Growth Investors, Inc.

                         The Value Line Family of Funds
--------------------------------------------------------------------------------

1950--The Value Line Fund seeks long-term growth of capital. Current income is a secondary objective.

1952--Value Line Income and Growth Fund's primary investment objective is income, as high and dependable as is consistent with reasonable risk. Capital growth to increase total return is a secondary objective.

1956--The Value Line Special Situations Fund seeks long-term growth of capital. No consideration is given to current income in the choice of investments.

1972--Value Line Leveraged Growth Investors' sole investment objective is to realize capital growth.

1979--The Value Line Cash Fund, a money market fund, seeks to secure as high a level of current income as is consistent with maintaining liquidity and preserving capital.

1981--Value Line U.S. Government Securities Fund seeks maximum income without undue risk to capital. Under normal conditions, at least 80% of the value of its net assets will be invested in securities issued or guaranteed by the U.S. Government and its agencies and instrumentalities.

1983--Value Line Centurion Fund* seeks long-term growth of capital.

1984--The Value Line Tax Exempt Fund seeks to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. The Fund offers investors a choice of two portfolios: The Money Market Portfolio and the National Bond Portfolio.

1985--Value Line Convertible Fund seeks high current income together with capital appreciation primarily from convertible securities ranked 1 or 2 for year-ahead performance by the Value Line Convertible Ranking System.

1986--Value Line Aggressive Income Trust seeks to maximize current income.

1987--Value Line New York Tax Exempt Trust seeks to provide New York taxpayers with the maximum income exempt from New York State, New York City and federal income taxes while avoiding undue risk to principal.

1987--Value Line Strategic Asset Management Trust* seeks to achive a high total investment return consistent with reasonable risk.

1993--Value Line Small-Cap Growth Fund invests primarily in common stocks or securities convertible into common stock, with its primary objective being long-term growth of capital.

1993--Value Line Asset Allocation Fund seeks high total investment return, consistent with reasonable risk. The Fund invests in stocks, bonds and money market instruments utilizing quantitative modeling to determine the asset mix.

1995--Value Line U.S. Multinational Company Fund's investment objective is maximum total return. It invests primarily in securities of U.S. companies that have significant sales from international operations.


* Only available through the purchase of Guardian Investor, a tax deferred variable annuity, or ValuePlus, a variable life insurance policy.

For more complete information about any of the Value Line Funds, including charges and expenses, send for a prospectus from Value Line Securities, Inc., 220 East 42nd Street, New York, New York 10017-5891 or call 1-800-223-0818, 24 hours a day, 7 days a week, or visit us at www.valueline.com. Read the prospectus carefully before you invest or send money.


--------------------------------------------------------------------------------
16

================================================================================

INVESTMENT ADVISER    Value Line, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

DISTRIBUTOR           Value Line Securities, Inc.
                      220 East 42nd Street
                      New York, NY 10017-5891

CUSTODIAN BANK        State Street Bank and Trust Co.
                      225 Franklin Street
                      Boston, MA 02110

SHAREHOLDER           State Street Bank and Trust Co.
SERVICING AGENT       c/o NFDS
                      P.O. Box 419729
                      Kansas City, MO 64141-6729

INDEPENDENT           PricewaterhouseCoopers LLP
ACCOUNTANTS           1177 Avenue of the Americas
                      New York, NY 10036

LEGAL COUNSEL         Peter D. Lowenstein, Esq.
                      Two Greenwich Plaza, Suite 100
                      Greenwich, CT 06830

DIRECTORS             Jean Bernhard Buttner
                      John W. Chandler
                      Leo R. Futia
                      David H. Porter
                      Paul Craig Roberts
                      Nancy-Beth Sheerr

OFFICERS              Jean Bernhard Buttner
                      Chairman and President
                      Alan N. Hoffman
                      Vice President
                      Stephen E. Grant
                      Vice President
                      David T. Henigson
                      Vice President and
                      Secretary/Treasurer
                      Jack M. Houston
                      Assistant Secretary/Treasurer
                      Stephen La Rosa
                      Assistant Secretary/Treasurer



The financial statements included herein have been taken from the records of the Fund without examination by the independent accountants and, accordingly, they do not express an opinion thereon.

This unaudited report is issued for information of shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Fund (obtainable from the Distributor).


                                                                         #507984